EXHIBIT 99.3
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3

Chapter 11	Statement Number:	70

Case No. LA 01-44828-SB (Administratively Consolidated with	For the Period FROM:	8/1/2007

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-	TO:	8/31/2007

44833-SB through LA 01-44836-SB: and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,096,659.27	$8,992,774.19	$939,239.28

B. Less: Total Disbursements per all Prior Statements		$9,278,014.84	$8,974,926.16	$21,440.52

C. Beginning Balance		$1,086,977.64	$83,804.24	$917,798.76

D. Receipts during Current Period
Description
8/3/2007	S Gold			$5,975.00
8/3/2007	Wire Transfer		$35,000.00
8/3/2007	Film & TV House			$2,887.42
8/6/2007	Vision Films			$40,756.81
8/16/2007	Compact Collections	$9,277.88
8/16/2007	Wire Transfer		$47,000.00
8/24/2007	Force Entertainment			$7,978.00
8/29/2007	Wire Transfer		$30,000.00
8/31/2007	interest	$4,504.87

TOTAL RECEIPTS THIS PERIOD		$13,782.75	$112,000.00	$57,597.23	—

E. Balance Available (C plus D)		$1,100,760.39	$195,804.24	$975,395.99	$—

DEBTOR N POSSESSION INTERIM STATEMENT NO: 70	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
8/3/2007		Wire Transfer	$35,000.00
8/3/2007		ADP Fees		$15.00
8/10/2007		ADP Fees		$120.94
8/10/2007	38846	Bonded Services, Inc		$6,590.44
8/10/2007	38847	KEVIN MARINO		$299.81
8/10/2007	38848	United States Trustee		$250.00
8/10/2007	38849	United States Trustee		$1,500.00
8/10/2007	38850	United States Trustee		$250.00
8/10/2007	38851	United States Trustee		$250.00
8/10/2007	38852	United States Trustee		$250.00
8/10/2007	38853	United States Trustee		$250.00
8/10/2007	38854	United States Trustee		$250.00
8/10/2007	38855	United States Trustee		$250.00
8/10/2007	38856	United States Trustee		$250.00
8/14/2007		ADP Taxes		$5,946.16
8/14/2007	8430	Payroll		$1,357.45
8/14/2007	8431	Payroll		$7,716.95
8/14/2007	8432	Payroll		$1,628.86
8/14/2007	8433	Payroll		$2,888.19
8/15/2007		Service Charge		$212.43
8/16/2007		Wire Transfer	$47,000.00
8/17/2007		ADP Fees		$30.00
8/17/2007	38857	Arrowhead		$40.19
8/17/2007	38858	Brandon & Morner-Ritt		$11,458.58
8/17/2007	38859	Health Net		$4,644.70
8/17/2007	38860	Stutman Treister & Glatt		$9,180.39
8/17/2007	38861	United States Treasury		$35.00
8/24/2007		ADP Fees		$139.52
8/28/2007		ADP Taxes		$6,126.94
8/28/2007	8434	Payroll		$1,357.46
8/28/2007	8435	Payroll		$7,941.95
8/28/2007	8436	Payroll		$1,628.87
8/28/2007	8437	Payroll		$2,888.19
8/29/2007		Wire Transfer	$30,000.00
8/31/2007	38862	Accurate Express		$17.25
8/31/2007	38863	KEREN AMINIA		$1,214.09
8/31/2007	38864	Bowne of Los Angeles, Inc		$608.00
8/31/2007	38865	Federal Express		$24.57
8/31/2007	38866	KEVIN MARINO		$160.79
8/31/2007	38867	Alice P. Neuhauser		$299.61
8/31/2007	38868	New Beginnings Enterprises		$4,661.44
8/31/2007	38869	Recall		$1,049.66
8/31/2007	38870	AT&T		$77.70
8/31/2007	38871	AT&T		$351.55
8/31/2007		ADP Fees		$191.68
8/31/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$112,000.00	$84,404.36	$50.00	—

G. Ending Balance (E less F)			$988,760.39	$111,399.88	$975,345.99	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 70	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£461,879.19	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£234,997.72	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,811.36
Denial Venture	1890-69-6501	$239,236.92
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession